SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
                                (Date of earliest
                         event reported): April 15, 2003


                             A. O. Smith Corporation
                             -----------------------

             (Exact name of registrant as specified in its charter)


    Delaware                          1-475                      39-0619790
----------------                    ---------                 -----------------
 (State or other                (Commission File                (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)


                P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                         (Registrant's telephone number)


                                       1

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Item 7.  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being filed herewith:

(99) Press Release of A. O. Smith Corporation, dated April 15, 2003.


Item 9. Regulation FD Disclosures. (Information is being provided under Item
12.)

On April 15, 2003, A. O. Smith Corporation ("the Company") issued a press release announcing the Company's results for the quarter ended March 31, 2003 and its earnings outlook for 2003. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report") and is incorporated by reference herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             A. O. Smith Corporation




Date:  April 15, 2003                       By: /s/ Kenneth W. Krueger


                                            Kenneth W. Krueger
                                            Senior Vice President and
                                            Chief Financial Officer

                             A. O. Smith Corporation

Exhibit Index to Current Report on Form 8-K Dated April 15, 2003

Exhibit
Number           Description
------           -----------

(99)             Press Release of A. O. Smith Corporation dated April 15, 2003.